Exhibit 10.1

ONTARIO
SUPERIOR COURT OF JUSTICE

B E T W E E N:

BANK OF MONTREAL

Party of the First Part
(“BMO”)

- and -

9191-4200 QUEBEC INC., GILLES POLIQUIN,
TELIPHONE INC., and GEORGE METRAKOS,

Parties of the Second Part
(“Purchasers”)

- and -

TELIPHONE CORP. LA FIDUCIE JAAM and BENOIT LALIBERTE

Parties of the Third Part
(the “Related Parties”)

LITIGATION AGREEMENT

WHEREAS BMO and the Purchasers have agreed to settle all matters as between them pursuant to the terms of the Settlement Agreement attached hereto as Appendix “A”.;

AND WHEREAS the Related Parties are related to some or all of the Purchasers and are third party defendants in a related action bearing Court File Number CV-10-395210-00A (the “Third Party Action”);

AND WHEREAS the Third Party Action has resulted in certain proceedings being commenced in the Province of Quebec against certain real property owned by La Fiducie Jaam;

AND WHEREAS BMO continues to pursue the Action (as defined in the Settlement Agreement) as against the defendants who are not the Purchasers (the “Co-Defendants”);

AND WHEREAS the Purchasers and the Related Parties have agreed to assist BMO in pursuing the Action as against the Co-Defendants.

NOW WITNESSETH THAT THE PARTIES COVENANT AND AGREE AS FOLLOWS:

1.	Any capitalized terms not defined in this Litigation Agreement shall have the meaning ascribed to them in the Settlement Agreement.

2.
BMO agrees that upon receipt of the Settlement Amount it has no claim against the Purchasers and the Related Parties.  For greater clarity, BMO agrees that upon satisfaction of the terms in the Settlement Agreement, it does not have a claim against any of the Purchasers’ assets or the assets of the Related Parties, including, but not limited to the assets of Orion Communications Inc. currently in the hands of the Purchasers and/or the Related Parties.

3.
BMO consents to 9191, in its capacity as sole shareholder of Orion Communications Inc. (“Orion”), or such entity as 9191 may direct, remaining in possession of Orion’s assets currently in its possession, including, but not limited to, all of its cash, customer contracts and accounts receivable.

4.	BMO shall bring a motion forthwith to discharge SF Partners Inc. as Receiver of the property, assets and undertaking of Orion.

5.	BMO shall bring a motion in the Action seeking summary judgment against the Co-Defendants. The summary judgment motion in the Action shall be brought forthwith.

6.
Should BMO be successful in its summary judgment motion against the Co-Defendants, BMO shall take immediate steps to enforce said judgment, including, but not limited to, issuing writs of seizure and sale in regions or counties where the Co-Defendants have real property and garnishing any accounts held by the Co-Defendants.

7.
Should BMO receive a consent to Judgment in regard to its actions against the Co-Defendants and, in addition, should BMO receive a settlement proposal that, after reviewing the net worth statements of the Co-Defendants and the financial circumstances of those Co-Defendants, is acceptable, BMO may in its sole discretion settle with those Co-Defendants and require payments under any such settlement agreement but will disclose the contents of any such settlement agreement to the Quebec Entities and Related Parties through the notice provisions and contact information provided in the Minutes of Settlement.

IN WITNESS WHEREOF the parties hereto have executed these Minutes of Settlement under seal.

DATED at Toronto, this 30th day of March, 2011.

BANK OF MONTREAL

Per:	/s/ Dave Coutts
(I have authority to bind the corporation)

       DATED at Toronto, this 23rd day of March, 2011.

9191-4200 QUEBEC INC.

Witness:	/s/ Suzanne Perron	Per:	/s/ Gilles Poliquin
(I have authority to bind the corporation)

DATED at Toronto, this 23rd day of March, 2011.

Witness:	/s/ Suzanne Perron	Per:	/s/ Gilles Poliquin
GILLES POLIQUIN

DATED at Toronto, this 23rd day of March, 2011.

TELIPHONE INC.

Per:	/s/ Lawry Trevor-Deutsch
(I have authority to bind the corporation)

DATED at Toronto, this 23rd day of March, 2011.

Witness:	/s/ Suzanne Perron	Per:	/s/ George Metrakos
GEORGE METRAKOS

DATED at Toronto, this 23rd day of March, 2011.

Witness:	/s/ Suzanne Perron	Per:	/s/ Benoit Laliberté
BENOIT LALIBERTE

DATED at Toronto, this 23rd day of March, 2011.

Witness:	/s/ Suzanne Perron	Per:	Gilles Poliquin
LA FIDUCIE JAAM

DATED at Toronto, this 23rd day of March, 2011.

TELIPHONE CORP.

Per:	/s/ Lawry Trevor-Deutsch
(I have authority to bind the corporation)